EXHIBIT 99.3

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2005 Fourth Quarter
Net Income (Loss)
($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$1,859	$9	Hurricane insurance charge	$1,868

Chemical	165	6	Hurricane insurance charge	171

Corporate
Interest expense, net	(23)	1	Debt purchase expense	(22)

Other	(89)			(89)

Taxes	(764)	(6)	Tax effect of adjustments	(770)

Income from continuing operations	1,148	10		1,158
Discontinued operations, net of tax	4	(4)	Discontinued operations, net	--
Net Income	$1,152	$6		$1,158

Basic Earnings Per Common Share
Income from continuing operations	$2.83			$2.86
Discontinued operations, net	0.01			--
Net Income	$2.84			$2.86

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2004 Fourth Quarter
Net Income (Loss)
($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$1,179			$1,179

Chemical	125			125

Corporate
Interest expense, net	(53)			(53)
Other	(11)	(121)	Gain on Lyondell stock issuance	(117)
		15	Hurricane Insurance Charge
Taxes	(466)	(27)	IRS settlements	(454)
		39	Tax effect of adjustments
Income from continuing operations	774	(94)		680
Discontinued operations, net of tax	(32)	32	Discontinued operations, net	--
Net Income	$742	$(62)		$680

Basic Earnings Per Common Share
Income from continuing operations	$1.94			$1.70
Discontinued operations, net of tax	(0.08)			--
Net Income	$1.86			$1.70

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2005 Twelve Months
Net Income (Loss)
($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$6,293	$26	Contract settlement	$6,337
		18	Hurricane insurance charge

Chemical	607	159	Write-off of plants	777
		11	Hurricane insurance charge

Corporate
Interest expense, net	(201)	42	Debt purchase expense	(159)

Other	593	(140)	Sale of Lyondell shares	(246)
		(726)	Sale of Premcor / Valero shares
		15	Equity investment impairment
		2	Equity investment hurricane
			insurance charge
		10	Hurricane insurance charge

Taxes	(2,020)	219	Tax effect of adjustments	(2,745)
		(335)	Tax reserve reversal
		(619)	Settlement of federal tax issue
		10	State tax charge
Income from continuing operations	5,272	(1,308)		3,964
Discontinued operations, net	6	(6)	Discontinued operations, net	--
Cumulative effect of acct changes, net	3	(3)	Cumulative effect of acct chg	--
Net Income	$5,281	$(1,317)		$3,964

Basic Earnings Per Common Share
Income from continuing operations	$13.07			$9.83
Discontinued operations, net	0.01			--
Cumulative effect of acct changes, net	0.01			--
Net Income	$13.09			$9.83

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2004 Twelve Months
Net Income (Loss)
($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$4,290			$4,290

Chemical	414			414

Corporate
Interest expense, net	(240)	11	Trust preferred redemption	(229)
Other	(150)	(121)	Gain on Lyondell stock issuance	(256)
		15	Hurricane insurance charge
Taxes	(1,708)	(47)	IRS settlements	(1,720)
		35	Tax effects of adjustments

Income from continuing operations	2,606	(107)		2,499
Discontinued operations, net of tax	(38)	38	Discontinued operations, net	--
Net Income	$2,568	$(69)		$2,499

Basic Earnings Per Common Share
Income from continuing operations	$6.59			$6.32
Discontinued operations, net of tax	(0.10)			--
Net Income	$6.49			$6.32

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Items Affecting Comparability of Core Earnings Between Periods

The item(s) below are included in core earnings but are shown in this table because they affect the comparability of core earnings between periods.

Pre-tax Income / (Expense)	Fourth Quarter		Twelve Months
	2005	2004	2005	2004
Oil & Gas
Exploration impairments	(32)	(42)	(118)	(101)
Insurance and litigation reserves	--	(6)	--	(6)

Chemicals
Production process write-off	--	(12)	--	(12)
Insurance and litigation reserves	--	(2)	--	(2)

Corporate
Environmental remediation	(33)	(59)	(62)	(59)
Insurance and litigation reserves	--	(16)	--	(16)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
REPORTED INCOME	2005 QTR 4	2005 QTR 3	2004 QTR 4	2005 12 Months	2004 12 Months
Oil & Gas (a)	1,859	1,760	1,179	6,293	4,290
Chemicals	165	3	125	607	414
Corporate & other	(112)	590	(64)	392	(390)
Pre-tax income	1,912	2,353	1,240	7,292	4,314

Income tax expense
Federal and state	393	185	261	671	946
Foreign (a)	371	426	205	1,349	762
Total	764	611	466	2,020	1,708

Income from continuing operations	1,148	1,742	774	5,272	2,606

Worldwide effective tax rate	40%	26%	38%	28%	40%

CORE INCOME	2005 QTR 4	2005 QTR 3	2004 QTR 4	2005 12 Months	2004 12 Months
Oil & Gas (a)	1,868	1,769	1,179	6,337	4,290
Chemicals	171	167	125	777	414
Corporate & other	(111)	(79)	(170)	(405)	(485)
Pre-tax income	1,928	1,857	1,134	6,709	4,219

Income tax expense
Federal and state	399	342	249	1,396	958
Foreign (a)	371	426	205	1,349	762
Total	770	768	454	2,745	1,720

Core income	1,158	1,089	680	3,964	2,499

Worldwide effective tax rate	40%	41%	40%	41%	41%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

2005 QTR 4	2005 QTR 3	2004 QTR 4	2005 12 Months	2004 12 Months
211	263	143	887	525

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM 2005 Fourth Quarter Net Income (Loss) Reported Income Comparison

	Fourth Quarter 2005	Third Quarter 2005	B / (W)
Oil & Gas	$1,859	$1,760	$99
Chemical	165	3	162
Corporate
Interest expense, net	(23)	(70)	47
Other	(89)	660	(749)
Taxes	(764)	(611)	(153)
Income from continuing operations	1,148	1,742	(594)
Discontinuted operations, net	4	2	2
Cumulative effect of acct changes, net	--	3	(3)
Net Income	$1,152	$1,747	$(595)

Basic Earnings Per Common Share
Income from continuing operations	$2.83	$4.31	$(1.48)
Discontinued operations, net	0.01	--	0.01
Cumulative effect of acct changes, net	--	0.01	(0.01)
Net Income	$2.84	$4.32	$(1.48)

Worldwide Effective Tax Rate	40%	26%	-14%

OCCIDENTAL PETROLEUM 2005 Fourth Quarter Net Income (Loss) Core Earnings Comparison

	Fourth Quarter 2005	Third Quarter 2005	B / (W)
Oil & Gas	$1,868	$1,769	$99
Chemical	171	167	4
Corporate
Interest expense, net	(22)	(40)	18
Other	(89)	(39)	(50)
Taxes	(770)	(768)	(2)
Net Income	$1,158	$1,089	$69

Core Earnings Per Common Share	$2.86	$2.69	$0.17

Worldwide Effective Tax Rate	40%	41%	1%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM Oil & Gas Core Earnings Variance Analysis ($ millions)

2005 4th Quarter	$1,868
2005 3rd Quarter	1,769
	$99

Sales Price	$146

Sales Volume/Mix	98

Exploration Expense	(68)

All Others	(77)

TOTAL VARIANCE	$99

OCCIDENTAL PETROLEUM Chemical Core Earnings Variance Analysis ($ millions)

2005 4th Quarter	$171
2005 3rd Quarter	167
	$4

Sales Price	127

Sales Volume/Mix	(2)

Operations/Manufacturing	(131	) *

All Others	10

TOTAL VARIANCE	$4

* Higher feedstock and energy costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM 2005 Fourth Quarter Net Income (Loss) Reported Income Comparison

	Fourth Quarter 2005	Fourth Quarter 2004	B / (W)
Oil & Gas	$1,859	$1,179	$680
Chemical	165	125	40
Corporate
Interest expense, net	(23)	(53)	30
Other	(89)	(11)	(78)
Taxes	(764)	(466)	(298)
Income from continuing operations	1,148	774	374
Discontinued operations, net	4	(32)	36
Net Income	$1,152	$742	$410

Basic Earnings Per Common Share
Income from continuing operations	$2.83	$1.94	$0.89
Discontinued operations, net	0.01	(0.08)	0.09
Net Income	$2.84	$1.86	$0.98

Worldwide Effective Tax Rate	40%	38%	-2%

OCCIDENTAL PETROLEUM 2005 Fourth Quarter Net Income (Loss) Core Earnings Comparison

	Fourth Quarter 2005	Fourth Quarter 2005	B / (W)
Oil & Gas	$1,868	$1,179	$689
Chemical	171	125	46
Corporate
Interest expense, net	(22)	(53)	31
Other	(89)	(117)	28
Taxes	(770)	(454)	(316)
Net Income	$1,158	$680	$478

Basic Earnings Per Common Share	$2.86	$1.70	$1.16

Worldwide Effective Tax Rate	40%	40%	0%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM Oil & Gas Core Earnings Variance Analysis ($ millions)

2005 4th Quarter	$1,868
2004 4th Quarter	1,179
	$689

Sales Price	$759

Sales Volume/Mix	148

Exploration Expense	(36)

All Others	(182)

TOTAL VARIANCE	$689

OCCIDENTAL PETROLEUM Chemical Core Earnings Variance Analysis ($ millions)

2005 4th Quarter	$171
2004 4th Quarter	125
	$46

Sales Price	$193

Sales Volume/Mix	11

Operations/Manufacturing	(182	) *

All Others	24

TOTAL VARIANCE	$46

* Higher feedstock and energy costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM SUMMARY OF OPERATING STATISTICS
	Fourth Quarter		Twelve Months
	2005	2004	2005	2004
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)
California	78	81	76	78
Permian	170	152	161	154
Horn Mountain	14	13	13	19
Hugoton and other	3	3	3	3
Total	265	249	253	254
Natural Gas (MMCF)
California	247	242	242	237
Hugoton and other	139	125	133	127
Permian	180	125	170	130
Horn Mountain	6	7	8	13
Total	572	499	553	507
Latin America
Crude Oil (MBL)
Colombia	36	37	36	37
Ecuador	43	44	42	46
Total	79	81	78	83
Middle East and North Africa
Crude Oil (MBL)
Oman	13	13	17	13
Qatar	42	48	42	45
Yemen	24	30	28	32
Libya	24	--	8	--
Total	103	91	95	90
Natural Gas (MMCF)
Oman	25	66	44	55

Other Eastern Hemisphere
Crude Oil (MBL)
Pakistan	5	6	5	7
Natural Gas (MMCF)
Pakistan	77	79	77	75

Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	564	534	543	540
Other interests
Colombia - minority interest	(4)	(5)	(4)	(4)
Russia - Occidental net interest	28	27	28	29
Yemen - Occidental net interest	1	2	1	1
Total worldwide production (MBOE)	589	558	568	566

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM SUMMARY OF OPERATING STATISTICS
	Fourth Quarter		Twelve Months
	2005	2004	2005	2004
OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	52.93	42.76	50.21	37.72
Natural Gas ($/MCF)	9.81	5.65	7.11	5.35

Latin America
Crude Oil ($/BBL)	44.84	36.47	45.43	33.09

Middle East / North Africa
Crude Oil ($/BBL)	53.08	37.44	49.88	34.88
Natural Gas ($/MCF)	0.97	0.96	0.96	0.97

Other Eastern Hemisphere
Crude Oil ($/BBL)	51.36	37.09	46.84	33.13
Natural Gas ($/MCF)	2.50	2.01	2.44	2.25

Total Worldwide
Crude Oil ($/BBL)	50.50	39.11	48.20	35.09
Natural Gas ($/MCF)	8.37	4.68	5.98	4.56

	Fourth Quarter		Twelve Months
	2005	2004	2005	2004
Exploration Expense
Domestic	$32	$53	$163	$136
Latin America	37	19	65	23
Middle East / North Africa	38	1	47	16
Othern Eastern Hemisphere	17	15	62	44
TOTAL	$124	$88	$337	$219

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM CHEMICALS Volume (M Tons, except PVC Resins)

	Fourth Quarter		Twelve Months
MAJOR PRODUCTS	2005	2004	2005	2004
Chlorine	835	716	3,118	2,892
Caustic Soda	879	763	3,178	3,109
Ethylene Dichlorine	192	134	682	458
PVC Resins (millions of pounds)	885	1,003	3,977	4,208

CHEMICALS Prices (Index)

	Fourth Quarter		Twelve Months
MAJOR PRODUCTS	2005	2004	2005	2004
Chlorine	2.70	2.36	2.65	2.05
Caustic Soda	1.83	1.18	1.69	0.84
Ethylene Dichlorine	1.31	1.75	1.44	1.56
PVC Resins	1.60	1.20	1.32	1.08

1987 through 1990 average price = 1.00

CHLORINE

OxyChem Commentary

•	Industry operating problems due to the Gulf Coast hurricanes resulted in a modest improvement in chlorine prices during the 4th quarter. The significant rise in energy prices provided further impetus.

•

4th quarter industry operating rates reflect prolonged mechanical outages and reduced chlorine consumption particularly into the vinyl's chain. Limited availability of ethylene coupled with aggressive year-end inventory reductions negatively affected vinyl production.

•	Lower industry operating rates are expected to continue into the 1st quarter due to normal seasonality.

•	In the latter portion of the 1st quarter, OxyChem anticipates industry operating rates will improve as seasonal demand increases and Gulf Coast rebuilding efforts begin to impact sales.

Investor Relations Supplemental Schedules

Influencing Factors:

Chlorine availability has greatly improved entering the 1st quarter 2006 as nearly all of the issues related to the hurricanes have been corrected. The return to pre-hurricane operational status for some large chlorine consumers in the U.S. Gulf Coast is not expected until late in the 1st quarter. Increased chlorine demand, influenced by the rebuilding efforts along the Gulf Coast, is anticipated in the latter portion of the 1st quarter, tightening the supply/demand balance as the year progresses.

CAUSTIC

OxyChem Commentary

•

OxyChem's caustic soda demand improved marginally in the 4th quarter as some Gulf Coast producers encountered production problems related to the hurricanes. Sales volume is expected to weaken in the 1st quarter due to normal seasonal weakness.

•

4th quarter liquid caustic soda pricing improved as a result of implementation of two price increases announced in the 3rd quarter for 4th quarter. The first increase of $50 per dry short ton (DST) was effective September 28 with a second increase of $75 per DST to be implemented October 28 as contract terms allow. OxyChem expects implementation of the second price increase to continue into the 1st quarter 2006. A third increase announced in late October is not expected to be implemented at this time.

•	Alumina pricing for the first half of 2006 has settled for North American caustic soda producers at $400 DMT representing an increase of $65 DMT over the alumina price for the second half of 2005.

•	Order control programs for liquid caustic soda remained in effect through the 4th quarter and are expected to continue into the 1st quarter of 2006.

Influencing Factors:

The supply of liquid caustic soda along the U.S. Gulf Coast gradually improved in the 4th quarter. Caustic soda availability is expected to increase in the 1st quarter 2006. The increasing supply coupled with the normal seasonal weakness in demand could exert some pressure on 1st quarter pricing.

EDC

OxyChem Commentary

•

Although there was slight improvement in market EDC prices during the 4th quarter, volume from the U.S. was limited to contract shipments due to poor economics and availability of ethylene due to the hurricanes.

•	EDC prices ended the 4th quarter at $310-$330 per metric ton CFR Asia.

Investor Relations Supplemental Schedules

•	At the end of the 4th quarter, EDC balances were long and market prices were decreasing moving into January.

Influencing Factors:

Demand for U.S. EDC exports will remain limited due to acetylene based VCM production in China. Furthermore, continued higher ethylene costs and low EDC prices will limit spot export volumes from the U.S. in 1st quarter 2006.

PVC/VCM

OxyChem Commentary

•

Domestic PVC sales volumes remained strong through the first half of the 4th quarter and then began to moderate as the quarter progessed. The 4th quarter ended with seasonally lower sales as buyers reacted to the December price decline and aggressively managed year-end inventory.

•

Due to the production impact of Hurricane Rita, OxyVinyls declared Force Majeure in the PVC and VCM businesses effective September 23, 2005. The declaration was lifted December 15 as operations returned to normal.

•	OxyVinyls' PVC operating rates are lower than industry in the 4th quarter due to a scheduled fourteen day outage at the Pasadena, Texas facility.

•	Domestic PVC resin prices increased $0.12 per pound in October, remained flat in November and then decreased $0.02 per pound in December.

•	PVC resin export prices ended the quarter at $700-$720 per metric ton CFR Southeast Asia.

•	The U.S. export contract VCM price to Latin America ended the quarter at $900 per metric ton FOB U.S. Gulf Coast. The low spot price ended at $800 per metric ton FOB U.S. Gulf Coast.

•

Asian VCM prices ended the quarter at $550 per metric ton CFR. With high freight rates and ethylene cost, this price was not economical for U.S. producers. For the first time, shipments were booked from Asia to Colombia for January delivery at $775 per metric ton CFR.

Influencing Factors:

PVC demand is expected to remain seasonally slow as we enter the 1st quarter 2006. Slower demand coupled with potentially lower feedstock costs could exert pressure on PVC resin prices. Vinyls demand will gradually improve as the 1st quarter progresses due to the beginning of the spring construction season and Gulf Coast rebuilding efforts. VCM balances could become tighter towards the end of the 1st quarter as PVC demand improves and previously announced VCM capacity is shut down.

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
Capital Expenditures ($MM)	2005	2004	2005	2004
Oil & Gas
California	$110	$84	$380	$315
Permian	137	83	408	289
Other - U.S.	70	25	183	55
Latin America	53	57	197	180
Middle East / North Africa	292	218	982	768
Other Eastern Hemisphere	14	14	86	42
Chemicals	79	60	173	155
Corporate	7	32	14	39
TOTAL	$762	$573	$2,423	$1,843

Depreciation, Depletion &	Fourth Quarter		Twelve Months
Amortization of Assets ($MM)	2005	2004	2005	2004
Oil & Gas
Domestic	$199	$156	$707	$622
Latin America	40	24	118	96
Middle East / North Africa	90	75	347	276
Other Eastern Hemisphere	12	12	42	47
Chemicals	64	61	251	243
Corporate	4	6	20	19
TOTAL	$409	$334	$1,485	$1,303

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM CORPORATE ($ millions)
	31-Dec-05	31-Dec-04
CAPITALIZATION
Oxy Long-Term Debt (including current maturities)	$2,919	$3,804
Subsidiary Preferred Stock	75	75
Others	25	26
Total Debt	$3,019	$3,905
EQUITY	$15,032	$10,550
Total Debt to Total Capitalization	17%	27%

Investor Relations Supplemental Schedules

See the investor relations supplemental schedules for the reconciliation of non-GAAP items. Statements in this presentation that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements. The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable, possible and recoverable reserves, that the SEC's guidelines strictly prohibit us from using in filings with the SEC. U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.